                                          Filed Pursuant to Rule 497(e)
                                          Registration File No.: 333-18953

                       SUPPLEMENT TO THE PROSPECTUS OF
                              PRIME INCOME TRUST
                            DATED JANUARY 23, 1998

   The fourth paragraph of the section entitled "Investment Advisory Agreement" in the above Prospectus is revised to reflect that, effective May 1, 1998, the Trustees of the Trust have amended the Trust's Investment Advisory Agreement to reduce the compensation received by the Investment Adviser under the Agreement for assets exceeding $1.5 billion, so that the compensation under the Agreement is calculated daily by applying the following annual rates to the Trust's net assets determined as of the close of each business day: 0.90% of the portion of daily net assets not exceeding $500 million; 0.85% of the next $1 billion; and 0.825% of the portion of daily net assets exceeding $1.5 billion.
May 1, 1998